FSI LOW BETA ABSOLUTE RETURN FUND

Supplement dated June 26, 2013 to Prospectus dated May 15, 2013

FSI Low Beta Absolute Return Fund (the “Fund”) intends to commence operations on or about July 1, 2013 with less than $25 million in net assets.  Until the Fund’s net assets exceed $25 million, the Fund will only accept subscriptions from Eligible Investors (as that term is defined in the Prospectus) that are also “qualified purchasers.” Qualified purchasers include:

(1)
any natural person (including any person who holds a joint, community property, or other similar shared ownership interest in any entity that satisfies the qualifications of Section 3(c)(7) of the Investment Company Act of 1940, as amended (“1940 Act”) with that person’s qualified purchaser spouse) who owns not less than $5,000,000 in investments, as defined in Rule 2a51-1 under the 1940 Act;

(2)
any company that: (i) was not formed for the purpose of acquiring the Fund’s units of beneficial interest (“Units”); (ii)  owns not less than $5,000,000 in investments; and (iii) is owned directly or indirectly by or for 2 or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations, or trusts established by or for the benefit of such persons;

(3)
any trust that: (i) is not covered by item (2) above; (ii) was not formed for the specific purpose of acquiring Units; and (iii) the trustee or other person authorized to make decisions with respect to the trust, and each settlor or other person who has contributed assets to the trust, is a person described in clause (1), (2), or (4); or

(4)
any person, acting for its own account or the accounts of other qualified purchasers that: (i) was not formed for the specific purpose of acquiring Units; and (ii) in the aggregate owns and invests on a discretionary basis, not less than $25,000,000 in investments.

An Eligible Investor will be required to complete a suitability questionnaire so that the Fund may confirm that the investor is a qualified purchaser.

This temporary restriction is required for the Fund to satisfy the investment suitability standards of certain investment funds in which it intends to invest pursuant to its investment policies as set forth in the Prospectus.

For more information, please contact a Fund customer service representative at (877) 379-7380 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.